Dreyfus
A Bonds Plus, Inc.

SEMIANNUAL REPORT
September 30, 2001






The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
-------------------------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            17   Statement of Financial Futures

                            18   Statement of Assets and Liabilities

                            19   Statement of Operations

                            20   Statement of Changes in Net Assets

                            21   Financial Highlights

                            22   Notes to Financial Statements

                                 FOR MORE INFORMATION
-------------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund
                                                                        Dreyfus
                                                             A Bonds Plus, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus A Bonds Plus, Inc. covers the six-month period from April 1, 2001 through September 30, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with Gerald E. Thunelius, portfolio manager and Director of the Dreyfus Taxable Fixed Income Team that manages the fund.

It is impossible to address the economy and the financial markets without first mentioning the devastating events that befell the U.S. on Tuesday, September 11, 2001. On behalf of The Dreyfus Corporation, I would like to extend heartfelt sympathies to all who have been touched by these tragedies and assure you that we continue to support the relief efforts.

Even before the September 11 attacks, a slowing economy and a return to more normal valuations took their toll on stocks and high yield bonds. And, realistically, the investment environment has become even more challenging in the wake of these traumatic events. However, high quality bonds have generally been one of the bright spots in an otherwise difficult investment environment. Although lower interest rates generally caused bond yields to fall, investors who allocated a portion of their overall investment portfolios to high quality fixed-income securities enjoyed the benefits of current income and potential capital appreciation.

Over the past 50 years, we at Dreyfus have seen investment climates wax and wane, alternately leading to optimism and pessimism among investors. But, through it all, three enduring investment principles have helped investors weather the periodic storms: ASSET ALLOCATION, DIVERSIFICATION and a LONG-TERM PERSPECTIVE. Together, these investing basics have consistently demonstrated their potential to improve performance, manage risk and combat volatility, even during exaggerated market swings.

Given the current market environment, now might be a good time to ensure that your investments are appropriately allocated and diversified for the long term. We encourage you to contact your financial advisor for information about ways to refine your investment strategies. For additional market perspectives, please visit the Market Commentary section at www.dreyfus.com.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
October 15, 2001




DISCUSSION OF FUND PERFORMANCE

Gerald E. Thunelius, Portfolio Manager Dreyfus Taxable Fixed Income Team

How did Dreyfus A Bonds Plus, Inc. perform relative to its benchmark?

For the six-month period ended September 30, 2001, the fund achieved a 0.68% total return and produced aggregate income dividends of $0.4450 per share.(1) This compares to a 5.20% total return for the fund's benchmark, the Lehman Brothers Aggregate Bond Index (the "Index"), for the same period.(2)

We attribute the fund's performance to weaker than expected economic activity. Toward the middle of the reporting period, we expected the U.S. economy to begin to improve, and we positioned the fund accordingly, but events later in the period caused the fund's share price to lag on a relative basis because of this positioning.

What is the fund's investment approach?

The fund seeks to maximize current income as is consistent with the preservation of capital and the maintenance of liquidity. The fund invests at least 80% of its assets in fixed-income securities that, when purchased, are rated single-A or better, or if unrated, deemed to be of comparable quality by Dreyfus. While the fund may invest in a broad array of fixed-income securities, the portfolio has recently concentrated primarily on corporate securities, and we currently expect to maintain that focus for the near term. Of course, portfolio composition is subject to change at any time.

When selecting securities for the fund, we first examine U.S. and global economic conditions and other market factors in an effort to determine what we believe is the likely direction of long- and short-term interest rates. Using a research-driven investment process, we then attempt to identify potentially profitable sectors before they are

                                                                      The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

widely perceived by the market. Finally, we look for underpriced or mispriced securities within those sectors that, in our opinion, appear likely to perform
well    over    time.

What other factors influenced the fund's performance?

The fund was primarily affected by a weakening U.S. economy. When the reporting period began on April 1, reduced capital spending, falling corporate profits and a declining stock market were already contributing to economic weakness. In an effort to reinvigorate the economy, the Federal Reserve Board (the "Fed"), prior to the beginning of the reporting period, had reduced short-term interest rates three times in January and March. These reductions were followed by five additional rate cuts during the reporting period. All told, the Fed reduced short-term interest rates 3.50 percentage points to a target rate of 3.00%.

By the middle of the reporting period, we began to detect signs that the Fed's aggressive monetary policy was starting to have a positive effect on the economy. Consumer spending remained robust, the housing market was strong and business inventories were finally reaching more normal levels. As a result, we were comfortable positioning the fund for the start of a recovery. This relatively aggressive stance included an emphasis on long-term corporate bonds, which we believed would benefit from renewed investor interest. We also focused on mortgage-backed securities, which we believed would benefit from more stable interest rates.

Then something happened that no one could reasonably predict: terrorists attacked the United States. In addition to the incalculable devastation wrought on human lives and property, the catastrophes had negative repercussions throughout the U.S. economy. Consumer spending plunged in the immediate aftermath, removing one of the few remaining pillars of economic strength. The Fed responded with another aggressive interest-rate reduction on September 17, the day the stock markets reopened, and more interest-rate cuts were expected


These unexpected events caused investors to flee to relative safe havens such as U.S. Treasury securities, and long-term corporate bonds languished. At the same time, lower interest rates increased the likelihood that homeowners would refinance their mortgages, hurting returns from existing mortgage-backed securities.

What is the fund's current strategy?

We currently intend to maintain the fund's relatively aggressive stance, because it makes little sense to sell its long-term corporate bonds and mortgage-backed holdings at depressed prices. In our view, the probability of an economic recovery has not been eliminated, merely delayed. When the economy begins to recover, the fund should benefit. Of course, there is no guarantee how of the fund or the economy will perform in the future.

October 15, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX OF CORPORATE, U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES WITH AN AVERAGE MATURITY OF 1-10 YEARS.

                                                             The Fund

STATEMENT OF INVESTMENTS

September 30, 2001 (Unaudited)




                                                                                               Principal
BONDS AND NOTES--86.4%                                                                          Amount (a)            Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AIRCRAFT AND AEROSPACE--2.6%

BE Aerospace,

   Sr. Sub. Notes, Ser. B, 8.875%, 2011                                                       2,500,000                1,650,000

Goodrich (BF),

   Notes, 7%, 2038                                                                            9,777,000                8,282,820

Pegasus Aviation Lease Securitization,

  Asset-Backed Ctfs.,

   Ser. 2001-1. Cl. A1, 3.286%, 2015                                                          4,572,766  (b,c)         4,569,908

US Airways,

   Enhanced Equipment Notes, Ser. C, 8.93%, 2009                                                925,024                  871,590

                                                                                                                      15,374,318

ASSET-BACKED CTFS.--2.5%

Bosque Asset,

   7.66%, 2002                                                                                  873,946  (b)             801,846

Conseco Finance,

   Ser. 2001-C, Cl. A4, 6.19%, 2030                                                           4,330,000                4,458,547

Nomura Depositor Trust, ST1,

   Ser. 1998-ST1, Cl. A3, 4.068%, 2003                                                        5,000,000  (b,c)         4,982,821

Residential Asset Securities,

   Ser. 2001-KS1, Cl. Al1, 5.593%, 2016                                                       4,436,773                4,470,048

                                                                                                                      14,713,262

ASSET-BACKED CTFS./AUTOMOBILE RECEIVABLES--1.0%

WFS Financial Owner Trust,

   Ser. 2000-D, Cl. A4, 6.98%, 2008                                                           5,537,000                5,916,796

AUTOMOTIVE--.4%

Ford Motor Credit,

   Global Landmark Securities, 7.45%, 2031                                                    2,000,000                1,888,358

Hayes Lemmerz International,

   Sr. Notes, 11.875%, 2006                                                                     826,000  (b)             441,910

                                                                                                                       2,330,268

BANKING--8.1%

Bank of America,

   Sub. Notes, 7.4%, 2011                                                                    18,503,000               20,233,049

Bank One,

   Sub. Notes, 7.875%, 2010                                                                   7,000,000                7,854,924

J.P. Morgan Chase & Co.,

   Sub. Notes, 6.75%, 2011                                                                   15,000,000               15,662,415

Keycorp Capital III,

   Gtd. Capital Securities, 7.75%, 2029                                                       3,945,000                3,906,540

                                                                                                                      47,656,928


                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount (a)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

CABLE TELEVISION--.4%

Charter Communications Holdings/Capital,

   Sr. Discount Notes, 0/11.75%, 2011                                                         4,006,000  (b,d)         2,223,330

CHEMICALS--.4%

Lyondell Chemical,

   Gtd. Sr. Notes, Ser. A, 9.625%, 2007                                                       2,417,000                2,229,683

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--11.6%

Bear Stearns Commercial Mortgage Securities,

   Ser. 2001-TOP2, Cl. A1, 6.08%, 2035                                                       10,144,208               10,538,311

COMM,

   Ser. 2000-FL2A, Cl. E, 4.478%, 2011                                                        6,100,000  (b,c)         6,132,927

CS First Boston Mortgage Securities:

   Ser. 1998-C1, Cl. A1A, 6.26%, 2040                                                         7,391,170                7,747,797

   Ser. 1998-C1, Cl. C, 6.78%, 2009                                                           5,301,000                5,541,415

   Ser. 2001-SPGA, Cl. A2, 6.515%, 2018                                                       3,370,000  (b)           3,478,470

Chase Commercial Mortgage Securities,

   Ser. 2001-245, Cl. A1, 6.173%, 2016                                                        4,400,000  (b)           4,531,560

Chase Manhattan Bank-First Union National,

   Ser. 1999-1, Cl. A1, 7.13%, 2031                                                           7,652,813                8,242,428

Duke Weeks Industrial Trust,

   Ser. 2000-DW1, Cl. A2, 7.15%, 2010                                                         5,000,000  (b)           5,431,600

GMAC Commercial Mortgage Securities,

   Ser. 2000-C2, Cl. A1, 7.273%, 2033                                                         1,113,930                1,209,136

GS Mortgage Securities II,

   Ser. 2001-LIBA, Cl. A2, 6.615%, 2016                                                       5,687,000  (b)           5,658,565

Morgan Stanley Dean Witter Capital I,

   Ser. 2000-1345, Cl. B, 7.468%, 2015                                                          800,000  (b)             881,569

Prudential Securities Secured Financing,

   Ser. 1999-C2, Cl. A1, 6.95%, 2031                                                          2,653,673                2,840,416

TIAA CMBS I Trust Commercial Mortgage,

   Ser. 1999-1, Cl. A, 7.17%, 2032                                                            5,748,403  (b)           6,152,573

                                                                                                                      68,386,767

COMPUTERS--.5%

Computer Sciences,

   Notes, 6.75%, 2006                                                                         2,897,000                3,015,035

CONSTRUCTION--.0%

National Equipment Services,

   Sr. Sub. Notes, Ser. D, 10%, 2004                                                            347,000                  272,395

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount (a)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

CONSUMER--.2%

Pilgrims Pride,

   Gtd. Sub Notes, 9.625%, 2011                                                                 504,000                  509,040

Sleepmaster,

   Sr. Sub. Notes, Ser. B, 11%, 2009                                                          1,411,000  (e)             380,970

                                                                                                                         890,010

ELECTRONICS--.9%

Medtronic,

   Contingent Conv. Deb., 1.25%, 2002                                                         4,919,000  (b,f)         5,183,396

ENGINES AND EQUIPMENT--.2%

Briggs & Stratton,

   Sr. Notes, 8.875%, 2011                                                                    1,214,000                1,183,650

FINANCE--6.5%

Armkel/Finance,

   Sr. Sub. Notes, 9.5%, 2009                                                                 1,644,000  (b)           1,672,770

Case Credit,

   Gtd. Notes, 6.125%, 2003                                                                     424,000                  393,469

Citigroup,

   Notes, 6.5%, 2011                                                                          6,861,000                7,171,919

Conseco:

   Notes, 8.75%, 2004                                                                           905,000                  755,675

   Notes, 6.8%, 2005                                                                          2,456,000                1,854,280

GMAC,

   Notes, 6.875%, 2011                                                                        5,797,000                5,694,637

Credit-Backed Steers Trust 2001,

  Trust Ctfs.,

   Ser. VZ-1, 5.565%, 2005                                                                    6,100,000  (b)           6,100,000

Household Finance,

   Sr. Notes, 6.4%, 2008                                                                      7,548,000                7,749,803

Kern River Funding,

   Sr. Notes, 6.676%, 2016                                                                    6,760,000  (b)           7,105,193

                                                                                                                      38,497,746

FOREIGN/GOVERNMENTAL--.8%

Federative Republic of Brazil,

   Notes, 11%, 2040                                                                           4,751,000                3,114,281

Hellenic Republic of Greece,

   Bonds, 6.3%, 2009                                                     EUR                    909,758                  890,207


                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount (a)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

FOREIGN/GOVERNMENTAL (CONTINUED)

Republic of Panama:

   Bonds, 10.75%, 2020                                                                          500,000                  511,250

   Bonds, 9.375%, 2006                                                                          400,000  (g)             409,000

Russian Federation,

   Bonds, 5%, 2030                                                                              250,000  (c)             113,521

                                                                                                                       5,038,259

HOTELS--.4%

Hilton,

   Notes, 7.625%, 2008                                                                        2,682,000                2,494,850

INDUSTRIAL--1.9%

Allied Waste N.A.,

   Sr. Notes, Ser. B, 10%, 2009                                                               4,640,000                4,663,200

Hexcel,

   Sr. Sub. Notes, 9.75%, 2009                                                                1,112,000                  889,600

Neenah:

   Sr. Notes, Ser. B, 11.125%, 2007                                                           2,293,000                1,364,335

   Sr. Notes, Ser. D, 11.125%, 2007                                                             735,000                  437,325

   Sr. Notes, Ser. F, 11.125%, 2007                                                             914,000                  543,830

Terex:

   Gtd. Sr. Notes, 8.875%, 2008                                                               1,156,000                1,057,740

   Gtd. Sr. Notes, Ser. D, 8.875%, 2008                                                         215,000                  196,725

   Sr. Sub. Notes, Ser. B, 10.375%, 2011                                                      2,404,000                2,319,860

                                                                                                                      11,472,615

INSURANCE--1.9%

Mercury General,

   Sr. Notes, 7.25%, 2011                                                                     9,654,000                9,834,858

PXRE Capital Trust I,

   Capital Securities, 8.85%, 2027                                                            1,608,000                1,224,018

                                                                                                                      11,058,876

METALS AND MINING--.7%

Case,

   Notes, Ser. B, 6.25%, 2003                                                                 1,379,000                1,282,794

Phelps Dodge,

   Sr. Notes, 9.5%, 2031                                                                      2,870,000                2,815,516

                                                                                                                       4,098,310

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount (a)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

OIL AND GAS--1.1%

Dresser,

   Sr. Sub. Notes, 9.375%, 2011                                                                 938,000  (b)             938,000

Hanover Equipment Trust 2001:

   Sr. Notes, Ser. A, 8.5%, 2008                                                                335,000  (b)             337,513

   Sr. Notes, Ser. B, 8.75%, 2011                                                               506,000  (b)             508,530

Ocean Energy,

   Sr. Sub. Notes, Ser. B, 8.375%, 2008                                                       2,435,000                2,495,875

Pioneer Natural Resources,

   Gtd. Sr. Notes, 7.2%, 2028                                                                 2,675,000                2,159,736

                                                                                                                       6,439,654

PAPER AND PACKAGING--1.6%

Corporation Durango S.A. de C.V.,

   Sr. Notes, 13.125%, 2006                                                                   1,592,000                1,436,780

Georgia-Pacific,

   Notes, 8.875%, 2031                                                                        5,373,000                5,282,164

Rock-Tenn,

   Sr. Notes, 8.2%, 2011                                                                      2,660,000                2,665,884

                                                                                                                       9,384,828

PHARMACEUTICALS--.1%

AmerisourceBergen,

   Sr. Notes, 8.125%, 2008                                                                      345,000  (b)             357,938

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS.--2.7%

Chase Mortgage Finance, REMIC:

   Ser. 1998-S5, Cl. B3, 6.5%, 2013                                                             545,580  (b)             520,030

   Ser. 1998-S5, Cl. B4, 6.5%, 2013                                                             454,650  (b)             395,175

GE Capital Mortgage Services,

   REMIC, Ser. 1998-16, Cl. B3, 6.5%, 2013                                                      972,304  (b)             925,463

Norwest Asset Securities:

   Ser. 1997-15, Cl. B1, 6.75%, 2012                                                            908,667                  937,606

   Ser. 1997-16, Cl. B1, 6.75%, 2027                                                          2,106,562                2,165,603

   Ser. 1997-16, Cl. B2, 6.75%, 2027                                                            670,618                  680,095

   Ser. 1998-11, Cl. B2, 6.5%, 2013                                                           1,531,659                1,576,082

   Ser. 1998-13, Cl. B1, 6.25%, 2028                                                          2,888,779                2,919,599

   Ser. 1998-13, Cl. B2, 6.25%, 2028                                                          2,768,534                2,777,243

   Ser. 1998-13, Cl. B6, 6.25%, 2028                                                            362,045  (b)             153,266


                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount (a)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS. (CONTINUED)

Residential Funding Mortgage Securities I:

   Ser. 1998-S9, Cl. 1-B1, 6.5%, 2013                                                           700,326  (b)             670,987

   Ser. 1998-S22, Cl. B1, 6.5%, 2013                                                            443,794                  422,858

   Ser. 1998-S22, Cl. B3, 6.5%, 2013                                                            332,930  (b)             149,541

   Ser. 1998-S22, Cl. M2, 6.5%, 2013                                                            554,959                  562,284

   Ser. 1998-S22, Cl. M3, 6.5%, 2013                                                          1,109,485                1,099,100

                                                                                                                      15,954,932

TECHNOLOGY--.1%

Amkor Technology,

   Sr. Notes, 9.25%, 2006                                                                       575,000                  468,625

TELECOMMUNICATION--9.7%

British Telecommunications,

   Notes, 8.625%, 2030                                                                       16,393,000               18,542,270

Cable & Wireless Optus Finance Property,

   Gtd. Notes, 8%, 2010                                                                       6,722,000  (b)           7,458,637

Citizens Communications,

   Sr. Notes, 9%, 2031                                                                        3,100,000  (b)           3,168,962

Crown Castle International,

   Sr. Notes, 9.375%, 2011                                                                    2,202,000                1,871,700

Global Crossing Holdings,

   Sr. Sub. Deb., 8.7%, 2007                                                                  3,101,000                1,317,925

Level 3 Communications,

   Sr. Notes, 11.25%, 2010                                                                    1,300,000                  565,500

Lucent Technologies,

   Deb., 6.45%, 2029                                                                          6,366,000                4,042,410

Nortel Networks

  Lease Pass-Through Trust,

  Pass-Through Trust Ctfs.,

   Ser. 2001-1, 11.629%, 2016                                                                 2,367,000                1,859,113

Tritel PCS:

   Sr. Discount Notes, 0/12.75%, 2009                                                         1,914,000  (d)           1,071,840

   Sr. Sub. Notes, 10.375%, 2011                                                              3,225,000                2,757,375

Williams Communications Group,

   Sr. Notes, 10.875%, 2009                                                                   5,278,000                2,216,760

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount (a)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

TELECOMMUNICATION (CONTINUED)

WorldCom:

   Bonds, 8.25%, 2031                                                                         6,107,000                6,140,460

   Notes, 7.5%, 2011                                                                          6,106,000                6,238,341

                                                                                                                      57,251,293

TEXTILES--.4%

Levi Strauss & Co.:

   Notes, 6.8%, 2003                                                                          1,248,000                  954,720

   Sr. Notes, 11.625%, 2008                                                                   1,540,000                1,131,900

                                                                                                                       2,086,620

U.S. GOVERNMENTS--3.2%

U.S. Treasury Bonds:

   6.25%, 5/15/2030                                                                           1,250,000                1,391,500

   10%, 5/15/2010                                                                             2,500,000                3,020,500

U.S. Treasury Inflation Protection Securities:

   3.5%, 1/15/2011                                                                            5,000,000  (h)           5,246,252

   3.625%, 7/15/2002                                                                          4,500,000  (h)           5,073,070

   Coupon Strips:

      0%, 10/15/2028                                                                            500,000  (h)             349,746

      0%, 4/15/2029                                                                             500,000  (h)             358,026

   Principal Strips,

      0%, 4/15/2029                                                                           7,500,000  (h)           3,289,383

                                                                                                                      18,728,477

U.S. GOVERNMENT AGENCIES--6.1%

Federal Farm Credit Bank,

   Real Yield Securities, 3%, 2/14/2002                                                       1,000,000  (h)           1,004,280

Federal National Mortgage Association:

   Medium-Term Notes, 6.5%, 7/10/2002                                    AUD                  8,500,000                4,248,346

   Notes, 6%, 5/15/2011                                                                      10,000,000               10,552,500

Tennessee Valley Authority:

   Global Power Bonds, Ser. A, 5.625%, 1/18/2011                                              6,659,000                6,739,780

   Valley Indexed Principal Securities,

      3.375%, 1/15/2007                                                                      12,122,044  (h)          13,502,177

                                                                                                                      36,047,083

U.S. GOVERNMENT AGENCIES/
   MORTGAGE-BACKED--16.0%

Federal Home Loan Mortgage Corp.,

  REMIC, Gtd. Mutliclass Mortgage Participation Ctfs.:

      Ser. 51, Cl. E, 10%, 7/15/2020                                                          2,480,797                2,592,830

      (Interest Only Obligation):

         Ser. 1978, Cl. PH, 7%, 1/15/2024                                                     2,363,880  (i)             118,431

         Ser. 1995, Cl. PY, 7%, 10/15/2027                                                   10,840,937  (i)           2,591,823


                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount (a)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES/
  MORTGAGE-BACKED (CONTINUED)

Federal National Mortgage Association:

   6.406%, 1/1/2011                                                                          11,029,395               11,457,082

   6.88%, 2/1/2028                                                                            4,141,118                4,306,144

   8%, 12/1/2025                                                                                493,601                  525,221

   REMIC Trust, Gtd. Pass-Through Ctfs.:

      Ser. 1988-16, Cl. B, 9.5%, 6/25/2018                                                    1,242,900                1,343,102

      Ser. 1996-64, Cl. PM, 7%, 1/18/2012

         (Interest Only Obligation)                                                           4,374,879  (i)             699,981

Government National Mortgage Association I:

   6.7%, 7/15/2040                                                                           14,828,606               15,565,292

   7%, 6/15/2008                                                                                 52,991                   55,756

   9.5%, 11/15/2017                                                                           2,649,701                2,944,481

   Project Loan:

      6.54%, 7/15/2033                                                                        4,347,945                4,569,365

      6.55%, 6/15/2033                                                                        1,805,778                1,899,095

      6.625%, 6/1/2033-9/15/2033                                                              6,045,967                6,377,009

      6.75%, 10/15/2033                                                                       2,184,169                2,320,214

      6.86%, 3/15/2038                                                                       12,672,165               13,493,876

      7%, 8/15/2039                                                                          11,244,472               12,091,066

U.S. Government Gtd. Development,

  Participation Ctfs.

  (Gtd. By U.S. Small Business Administration):

      Ser. 1994-20K, Cl. 1, 8.65%, 11/1/2014                                                  3,292,157                3,647,599

      Ser. 1994-20L, Cl. 1, 8.4%, 12/1/2014                                                   5,484,143                6,044,115

      Ser. 1997-20J, Cl. 1, 6.55%, 10/1/2017                                                  1,397,478                1,454,315

                                                                                                                      94,096,797

UTILITIES/GAS AND ELECTRIC--1.8%

Calpine,

   Sr. Notes, 8.5%, 2011                                                                      4,577,000                4,444,841

Marketspan,

   Deb., 8.2%, 2023                                                                           3,295,000                3,357,816

TXU Electric Capital V,

   Capital Securities, 8.175%, 2037                                                           2,231,000                2,670,217

                                                                                                                      10,472,874

WIRELESS COMMUNICATIONS--2.2%

American Tower,

   Sr. Notes, 9.375%, 2009                                                                    2,553,000                2,150,902

Motorola,

   Deb., 5.22%, 2097                                                                          7,963,000                4,937,060

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount (a)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

WIRELESS COMMUNICATIONS (CONTINUED)

Nextel Communications:

   Conv. Sub. Deb., 5.25%, 2010                                                                 540,000                  276,075

   Sr. Notes, 9.375%, 2009                                                                    4,235,000                2,636,288

   Sr. Notes, 9.5%, 2011                                                                      2,362,000                1,446,725

TeleCorp PCS:

   Gtd. Sr. Discount Notes, 0/11.625%, 2009                                                   2,420,000  (d)           1,415,700

   Sr. Sub. Notes, 10.625%, 2010                                                                275,000                  243,375

                                                                                                                      13,106,125

YANKEE--.4%

Marconi:

   Gtd. Sr. Notes, 5.625%, 2005                                          EUR                  3,595,000                1,122,244

   Bonds, 8.375%, 2030                                                                        1,163,000                  372,160

Metronet Communications,

   Sr. Discount Notes, 0/9.95%, 2008                                                          2,876,000  (d)             978,271

                                                                                                                       2,472,675

TOTAL BONDS AND NOTES

   (cost $511,163,860)                                                                                               508,904,415
-----------------------------------------------------------------------------------------------------------------------------------

OTHER SECURITIES--5.9%
-----------------------------------------------------------------------------------------------------------------------------------

BANKING/FINANCE

Abbey National Capital Trust I,

  Gtd. Non-Cumulative Trust Preferred Securities,

   8.963%, 6/30/2030                                                                         13,081,000  (j,k)        14,787,547

HSBC Capital Funding,

  Preferred Securities,

   Ser. 2, 10.176%, 6/30/2030                                                                 6,116,000  (j,k)         7,599,375

Royal Bank of Scotland Group,

  Conv. Non-Cumulative Dollar

  Preference Shares,

   7.648%, 9/30/2031                                                                          6,760,000  (j,k)         6,833,684

Sun Life of Canada Capital Trust I,

   Gtd. Capital Securities, 8.526%, 5/6/2007                                                  5,246,000  (b,k)         5,382,522

TOTAL OTHER SECURITIES

   (cost $33,516,414)                                                                                                 34,603,128


PREFERRED STOCKS--1.2%                                                                            Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

BROADCASTING--.3%

Paxson Communications,

   Cum., $1,325                                                                                     170                1,513,000

OIL AND GAS--.2%

EXCO Resources,

   Cum. Conv., $1.05                                                                             81,000                1,336,500

TELECOMMUNICATION--.5%

Centaur Funding,

   Ser. B, Cum., $90.80                                                                           2,393  (b)           2,527,965

Global Crossing,

   Cum. Conv., $17.50                                                                            14,182                  567,280

                                                                                                                       3,095,245

UTILITIES--.2%

AES Trust III,

   Cum. Conv., $3.375                                                                            12,364                  384,830

AES Trust VII,

   Cum. Conv., $3.00                                                                             24,729                  707,868

                                                                                                                       1,092,698

TOTAL PREFERRED STOCKS

   (cost $10,550,939)                                                                                                  7,037,443

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
SHORT-TERM INVESTMENTS--4.6%                                                                  Amount (a)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER--4.1%

Ciesco,

   3.35%, 10/1/2001                                                                           3,540,000                3,540,000

Goldman, Sachs & Co.,

   3.25%, 10/1/2001                                                                           7,000,000                7,000,000

Salomon Smith Barney,

   3.25%, 10/1/2001                                                                           7,500,000                7,500,000

San Paolo IMI,

   3.31%, 10/1/2001                                                                           5,735,000                5,735,000

                                                                                                                      23,775,000

U.S. TREASURY BILLS--.5%

   3.34%, 11/29/2001                                                                            450,000  (l)             448,304

   3.5%, 10/4/2001                                                                            2,690,000  (l)           2,689,381

                                                                                                                       3,137,685

TOTAL SHORT-TERM INVESTMENTS

   (cost $26,911,752)                                                                                                 26,912,685
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $582,142,965)                                                             98.1%              577,457,671

CASH AND RECEIVABLES (NET)                                                                         1.9%               11,407,773

NET ASSETS                                                                                       100.0%              588,865,444

(A)  PRINCIPAL AMOUNT WILL BE HELD IN U.S DOLLARS UNLESS OTHERWISE NOTED.

    AUD--AUSTRALIAN DOLLARS

    EUR--EUROS

(B)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF 1993.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION,  NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT SEPTEMBER 30,
     2001, THESE SECURITIES AMOUNTED TO $88,842,967 OR 15.1% OF NET ASSETS.

(C)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(D)  ZERO COUPON  UNTIL A SPECIFIED  DATE AT WHICH TIME THE STATED  COUPON RATES
     BECOMES EFFECTIVE UNTIL MATURITY.

(E)  NON-INCOME PRODUCING--SECURITY IN DEFAULT.

(F)  REFLECTS  DATE  SECURITY  CAN BE REDEEMED AT  HOLDER'S  OPTION;  THE STATED
     MATURITY IS 9/15/2021.

(G)  REFLECTS  DATE  SECURITY  CAN BE REDEEMED AT  HOLDER'S  OPTION;  THE STATED
     MATURITY IS 4/1/2029.

(H)  PRINCIPAL  AMOUNT FOR ACCRUAL  PURPOSES IS  PERIODICALLY  ADJUSTED BASED ON
     CHANGES TO THE CONSUMER PRICE INDEX.

(I)  NOTIONAL FACE AMOUNT SHOWN.

(J)  THE STATED  INTEREST RATE IS IN EFFECT UNTIL A SPECIFIED DATE AT WHICH TIME
     THE INTEREST RATE BECOMES SUBJECT TO PERIODIC CHANGE.

(K)  DATE SHOWN REPRESENTS EARLIEST DATE THE ISSUER MAY REDEEM THE SECURITY.

(L)  PARTIALLY  HELD BY A  BROKER  AS  COLLATERAL  FOR  OPEN  FINANCIAL  FUTURES
     POSITIONS.



SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF FINANCIAL FUTURES

September 30, 2001 (Unaudited)




                                                                                                                       Unrealized
                                                                  Market Value                                      Appreciation
                                                                    Covered by                                    (Depreciation)
                                            Contracts              Contracts ($)            Expiration           at 9/30/2001 ($)
-----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL FUTURES (LONG)

U.S. Treasury 30 Year Bonds                        52                 5,486,000          December 2001                    (6,500)

U.S. Treasury 10 Year Notes                       529                57,545,281          December 2001                    98,938

Euro Dollar                                        64                 7,267,200          December 2001                   (76,800)

FINANCIAL FUTURES (SHORT)

U.S. Treasury 5 Year Notes                       1274               137,830,875          December 2001                    157,312

                                                                                                                          172,950



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF ASSETS AND LIABILITIES

September 30, 2001 (Unaudited)

                                                             Cost         Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           582,142,965   577,457,671

Cash                                                                    782,637

Cash denominated in foreign currencies                     96,666        97,200

Receivable for investment securities sold                            34,803,957

Dividends and interest receivable                                     8,766,485

Receivable for shares of Common Stock subscribed                        263,456

Paydowns receivable                                                     113,356

                                                                    622,284,762
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           438,427

Payable for investment securities purchased                          30,599,510

Payable for shares of Common Stock redeemed                           1,836,474

Payable for futures variation margin--Note 4(a)                         205,953

Accrued expenses                                                        338,954

                                                                     33,419,318
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      588,865,444
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     611,685,810

Accumulated undistributed investment income--net                      5,259,440

Accumulated net realized gain (loss) on investments
  and foreign currency transactions                                (23,558,499)

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions
  (including $172,950 net unrealized appreciation on
  financial futures)--Note 4(b)                                     (4,521,307)
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      588,865,444
-------------------------------------------------------------------------------

SHARES OUTSTANDING

(100 million shares of $.001 par value Common Stock authorized)      42,826,507

NET ASSET VALUE, offering and redemption price per share ($)              13.75

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF OPERATIONS

Six Months Ended September 30, 2001 (Unaudited)

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

Interest                                                            20,173,828

Cash dividends                                                         396,827

TOTAL INCOME                                                        20,570,655

EXPENSES:

Management fee--Note 3(a)                                            1,905,916

Shareholder servicing costs--Note 3(b)                                 576,579

Custodian fees--Note 3(b)                                               53,879

Professional fees                                                       44,186

Prospectus and shareholders' reports                                    29,421

Directors' fees and expenses--Note 3(c)                                 19,705

Registration fees                                                       19,603

Interest expense--Note 2                                                 2,141

Miscellaneous                                                            7,484

TOTAL EXPENSES                                                       2,658,914

INVESTMENT INCOME--NET                                              17,911,741
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency transactions
  (including options written)                                      (1,530,377)

Net realized gain (loss) on forward currency exchange contracts          (173)

Net realized gain (loss) on financial futures                      (8,412,692)

NET REALIZED GAIN (LOSS)                                           (9,943,242)

Net unrealized appreciation (depreciation) on investments, options written and foreign currency transactions [including ($449,597)
  net unrealized (depreciation) on financial futures]              (4,284,315)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS            (14,227,557)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 3,684,184

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                      Septembert 30, 2001           Year Ended
                                              (Unaudited)       March 31, 2001
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         17,911,741           31,323,032

Net realized gain (loss) on investments       (9,943,242)           15,564,565

Net unrealized appreciation (depreciation)
   on investments                             (4,284,315)            1,319,964

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   3,684,184            48,207,561
-------------------------------------------------------------------------------

NET EQUALIZATION CREDITS
        (DEBITS)--NOTE 1(F) ($)                  165,286              (262,819)
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                      (18,638,975)          (30,854,122)
-------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  69,397,118         164,802,481

Net assets received in connection
   with reorganization--Note 1                      --            142,322,688

Dividends reinvested                           16,039,450          26,716,954

Cost of shares redeemed                       (60,074,468)       (225,935,378)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS             25,362,100         107,906,745

TOTAL INCREASE (DECREASE) IN NET ASSETS        10,572,595         124,997,365
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           578,292,849         453,295,484

END OF PERIOD                                 588,865,444         578,292,849

Undistributed investment income--net            5,259,440           6,147,211
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     4,975,677          12,038,701

Shares issued in connection with
   reorganization--Note 1                            --            10,418,938

Shares issued for dividends reinvested         1,146,438            1,959,535

Shares redeemed                               (4,316,529)         (16,597,724)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  1,805,586            7,819,450

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.




                                          Six Months Ended
                                        September 30, 2001                                  Year Ended March 31,
                                                                    ---------------------------------------------------------------
                                             (Unaudited)(a)         2001         2000           1999           1998          1997
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                               14.10         13.65        13.99         14.75          14.13         14.47

Investment Operations:

Investment income--net                                 .42           .84          .85           .83            .89           .88

Net realized and unrealized
   gain (loss) on investments                         (.32)          .47         (.34)         (.54)           .79          (.34)

Total from Investment Operations                       .10          1.31          .51           .29           1.68           .54

Distributions:

Dividends from investment
   income--net                                        (.45)         (.86)        (.85)         (.84)          (.89)         (.88)

Dividends from net realized
   gain on investments                                  --            --           --          (.21)          (.17)           --

Total Distributions                                  (.45)         (.86)         (.85)        (1.05)         (1.06)         (.88)

Net asset value, end of period                      13.75         14.10         13.65         13.99          14.75         14.13
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                      .68(c)       9.94          3.85          2.05          12.20          3.88
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                 .91(b)        .91          1.00           .96            .95           .96

Ratio of net investment income
   to average net assets                             6.11(b)       6.29          6.20          5.78           6.07          6.12

Portfolio Turnover Rate                            261.38(c)     718.67        557.83        255.27         374.30        415.69
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     588,865      578,293       453,295       576,499        648,372       571,580

(A)  AS REQUIRED,  EFFECTIVE  APRIL 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS
     OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING  PREMIUMS ON FIXED INCOME SECURITIES.  THE EFFECT OF THIS CHANGE
     FOR THE PERIOD ENDED  SEPTEMBER  30, 2001,  WAS TO DECREASE NET  INVESTMENT
     INCOME PER SHARE BY $.03,  INCREASE NET REALIZED AND UNREALIZED GAIN (LOSS)
     ON  INVESTMENTS  PER SHARE BY $.03 AND DECREASE THE RATIO OF NET INVESTMENT
     INCOME TO  AVERAGE  NET  ASSETS  FROM  6.37% TO 6.11%.  PER SHARE  DATA AND
     RATIOS/SUPPLEMENTAL  DATA FOR THE  PERIODS  PRIOR TO APRIL 1, 2001 HAVE NOT
     BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  ANNUALIZED.

(C)  NOT ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus  A  Bonds  Plus,  Inc.  (the  "fund") is registered under the Investment
Company Act of 1940, as amended (the "Act" ), as a diversified open-end management investment company. The fund's investment objective is to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon" ), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

On  October  20, 2000 (the "Closing Date"), pursuant to an Agreement and Plan of
Reorganization   previously   approved  by  the  fund' s  Board  of  Directors,
substantially all of the assets, subject to the liabilities, of Dreyfus Strategic Governments Income, Inc., were transferred to the fund in exchange for shares of Common Stock of the fund in equal value. The fund's net asset value on the Closing Date was $13.66 per share, and a total of 10,418,938 shares, representing net assets of $142,322,688 (including $179,392 net unrealized depreciation on investments) , were issued to Dreyfus Strategic Governments Income, Inc.'s shareholders in the exchange. The exchange was a tax free event.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills, options and financial futures) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over the counter are priced at the mean between the bid prices and asked prices. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code"). To the extent that net realized capital gain, can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

On September 28, 2001, the Board of Directors declared a cash dividend of $.074 per share from undistributed investment income-net, payable on October 1, 2001 (ex-dividend date), to shareholders of record as of the close of business on September 28, 2001.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The  fund  has  an  unused  capital  loss carryover of approximately $22,960,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to March 31, 2001. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with accounting principles generally accepted in the United States. The amount of this loss which can be utilized in subsequent years is subject to an annual limitation due to the fund's merger
with    Dreyfus    Strategic

Governments Income, Inc. If not applied, $891,000 of the carryover expires in fiscal 2002, $18,000 expires in fiscal 2003, $831,000 expires in fiscal 2004, $811,000 expires in fiscal 2006, $4,282,000 expires in fiscal 2007 and $16,127,000 expires in fiscal 2008.

(f) Equalization: The fund follows the accounting practice known as "equalization" by which a portion of the amounts received on issuances and the amounts paid on redemptions of fund shares (equivalent, on a per share basis, to the amount of distributable investment income-net on the date of the transaction) is allocated to undistributed investment income-net so that undistributed investment income-net per share is unaffected by fund shares issued or redeemed.

NOTE 2--Bank Line of Credit:

The fund may borrow up to $20 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under both arrangements during the period ended September 30, 2001, was approximately $125,700, with a related weighted average annualized interest rate of 3.40%.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .65 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, interest on borrowings, brokerage commissions and extraordinary expenses, exceed 11_2% of the value of the fund's average net assets, the fund may deduct from the payments to be made to the Manager, or the Manager will bear,
                                                                        The Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

the amount of such excess expenses. During the period ended September 30, 2001, there was no expense reimbursement pursuant to the Agreement.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended September 30, 2001, the fund was charged $173,444 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 2001, the fund was charged $121,846 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended September 30, 2001, the fund was charged $53,879 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board Members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.


NOTE 4--Securities Transactions:

(a) The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, financial futures and options transactions during the period ended September 30, 2001, amounted to $1,532,478,070 and $1,570,170,121, respectively.

The following summarizes the fund' s call/put options written for the period ended September 30, 2001:



                                                 Face Amount                                            Options Terminated
                                                                                            --------------------------------------
                                                 Covered by                  Premiums                               Net Realized
Options Written:                                  Contracts              Received ($)                   Cost ($)  Gain (Loss) ($)
-----------------------------------------------------------------------------------------------------------------------------------

Contracts outstanding
    March 31, 2001                                   65,000,000              393,359

Contracts terminated:

    Closed                                           15,000,000              126,562                     187,500         (60,938)

    Expired                                          50,000,000              266,797                         --          266,797

Total contracts
    terminated                                       65,000,000              393,359                     187,500         205,859

CONTRACTS OUTSTANDING
    SEPTEMBER 30, 2001                                       --  --



The fund may purchase and write (sell) put and call options in order to gain exposure to or to protect against changes in the market.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option

                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument decreases between those dates.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at September 30, 2001, are set forth in the Statement of Financial Futures.

The fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities.

(b)   At   September  30,  2001,  accumulated  net  unrealized  depreciation  on investments and financial futures was $4,512,344, consisting of $14,232,806 gross unrealized appreciation and $18,745,150 gross unrealized depreciation.

At September 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTE 5-Change in Accounting Principle:

As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies amortizing discount or premium on fixed income securities on a scientific basis. Prior to April 1, 2001, the fund did not amortize premiums on fixed income securities and amortized discount on a straight line basis. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $325,823 decrease in accumulated undistributed investment income-net and a corresponding $325,823 increase in accumulated net unrealized appreciation (depreciation) , based on securities held by the fund on September 30, 2001

The effect of this change for the period ended September 30, 2001 was to decrease net investment income by $758,887, increase net unrealized appreciation (depreciation) by $113,469 and increase net realized gains (losses) by $645,418. The statement of changes in net assets and financial highlights for the prior periods have not been restated to reflect this change in presentation.

                                                             The Fund

                        For More Information

                        Dreyfus A Bonds Plus, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  084SA0901